Exhibit 21.0

TRANSCONTINENTAL REALTY INVESTORS, INC.

SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries of and partnership interests of Transcontinental Realty Investors, Inc., the percentage of ownership and the state or other jurisdiction of organization or incorporation as of December 31, 2011 (indention indicates immediate parent entity):

Corporations

Name of Entity	Ownership	Jurisdiction
American Realty Investors, Inc.	2.05%	Nevada
BW Ranch, Inc.	100.00%	Nevada
Continental Common, Inc.	100.00%	Nevada
Continental Common Lease, Inc.	100.00%	Nevada
Continental Mortgage and Equity Investors, Inc.	100.00%	Nevada
Continental Baronne, Inc.	100.00%	Nevada
Continental Poydras Corp.	100.00%	Nevada
EQK Bridgeview Plaza, Inc.	100.00%	Nevada
1925 Valley View, Inc.	100.00%	Nevada
South Cochran Corporation	100.00%	Nevada
Hartford Building Corporation	100.00%	Texas
Income Opportunity Realty Investors, Inc.	82.60%	Nevada
Mandahl Bay Holdings, Inc.	100.00%	US Virgin Islands
Midland Apartments, Inc.	100.00%	Nevada
Midland Odessa Properties, Inc.	48.80%	California
South Toler, Inc.	100.00%	Texas
T Belmont, Inc.	100.00%	Nevada
T Castle Glen, Inc.	100.00%	Nevada
T Galleria Town Center, Inc.	100.00%	Nevada
T Galleria West Hotel, Inc.	100.00%	Nevada
T Galleria West Lofts, Inc.	100.00%	Nevada
T Grand Prairie, Inc.	100.00%	Nevada
T Hackberry, Inc.	100.00%	Nevada
T Island Bay Corp.	100.00%	Nevada
T Keller Springs, Inc.	100.00%	Nevada
T Lago Vista West, Inc.	100.00%	Nevada
T LC Station, Inc.	100.00%	Nevada
T LC Village, Inc.	100.00%	Nevada
T Majestic, Inc.	100.00%	Nevada
T Mansions, Inc.	100.00%	Nevada
T Mason Park, Inc.	100.00%	Nevada
T Metro Center, Inc.	100.00%	Nevada
T Park Central, Inc.	100.00%	Nevada
T Pinnacle, Inc.	100.00%	Nevada
T Plum Creek, Inc.	100.00%	Nevada
T Polo Estates, Inc.	100.00%	Nevada
T Rogers, Inc.	100.00%	Nevada
T Southwood 1394, Inc.	100.00%	Nevada
T Stonemason, Inc.	100.00%	Nevada
T Summer Breeze, Inc.	100.00%	Nevada

Name of Entity	Ownership	Jurisdiction
T Verona Villas, Inc.	100.00%	Nevada
T. Copperridge, Inc.	100.00%	Nevada
Tacco Universal Corporation	100.00%	Nevada
TCI 151 Acres, Inc.	100.00%	Nevada
TCI 319 Acres, Inc.	100.00%	Nevada
TCI 600 Las Colinas, Inc.	100.00%	Nevada
TCI 9033 Wilshire Boulevard	100.00%	Nevada
TCI Anderson Estates, Inc.	100.00%	Nevada
TCI Audubon Terrace, Inc.	100.00%	Nevada
TCI Baywalk Corp.	100.00%	Nevada
TCI Bentonville, Inc.	100.00%	Nevada
TCI Centura, Inc.	100.00%	Nevada
TCI Denham Springs, Inc.	100.00%	Nevada
TCI DLJ II, Inc.	100.00%	Nevada
TCI DLJ III, Inc.	100.00%	Nevada
TCI Keller Hicks, Inc.	100.00%	Nevada
TCI LeFlore Estates, Inc.	100.00%	Nevada
TCI McKinney 34, Inc.	100.00%	Nevada
TCI McKinney Ranch, Inc.	100.00%	Nevada
TCI Mercer Crossing, Inc.	100.00%	Nevada
TCI Monticello Estates, Inc.	100.00%	Nevada
TCI Mountain Plaza, Inc.	100.00%	Nevada
TCI MS Investment, Inc.	100.00%	Mississippi
TCI NO Properties, Inc.	100.00%	Nevada
TCI Ocean Estates, Inc.	100.00%	Nevada
TCI Paramount Terrace, Inc.	100.00%	Nevada
TCI Park West I, Inc.	100.00%	Nevada
TCI Park West Land, Inc.	100.00%	Nevada
TCI Riverwalk I, Inc.	100.00%	Nevada
TCI Riverwalk II, Inc.	100.00%	Nevada
TCI UIW, Inc.	100.00%	Nevada
TCI Valley Ranch 20, Inc.	100.00%	Nevada
Today Mason Park GP, Inc.	100.00%	Texas
Top Capital Partners, Inc.	100.00%	Nevada
Transcontinental Cary, Inc.	100.00%	Nevada
Transcontinental Eldorado, Inc.	100.00%	Nevada
Transcontinental Gautier Land, Inc.	100.00%	Nevada
Transcontinental Lamar, Inc.	100.00%	Nevada
Transcontinental Texstar, Inc.	100.00%	Nevada
Transcontinental Treehouse Corporation	100.00%	Nevada

LLC interests (including direct and indirect ownership through subsidiaries)

Name of Entity	Ownership	Jurisdiction
1340 Poydras, LLC	100.00%	Delaware
ATI Mineral Holdings, LLC	99.00%	Nevada
CCH Member, LLC	100.00%	Mississippi
Capital Center Holdings, LLC	50.00%	Mississippi
David L. Jordan Apartments, Phase III, LLC	0.01%	Mississippi
EQK Sesame Square, LLC	100.00%	Nevada
EQK Windmill Farms, LLC	100.00%	Nevada

Name of Entity	Ownership	Jurisdiction
Jackson Hotel Enterprises, LLC	70.00%	Nevada
Convention Center Hotel, LLC	100.00%	Nevada
LeFlore Estates, LLC	0.01%	Mississippi
Residential Sub I, LLC	100.00%	Nevada
Residential Sub II, LLC	100.00%	Nevada
Residential Sub III, LLC	100.00%	Nevada
Residential Sub IV, LLC	100.00%	Nevada
Residential Sub V, LLC	100.00%	Nevada
T Bellwether Ridge, LLC	100.00%	Nevada
T Courtyards at Cockrell Housing, LLC	100.00%	Nevada
T Keller Springs, LLC	100.00%	Nevada
T Lodges, LLC	100.00%	Nevada
T Midland, LLC	100.00%	Nevada
T Mira Bella, LLC	100.00%	Nevada
T Peninsula Point, LLC	100.00%	Nevada
T Peterson, LLC	100.00%	Nevada
T Sierra Court, LLC	100.00%	Nevada
T Sonoma Court, LLC	100.00%	Nevada
T Springs Apts, LLC	100.00%	Nevada
T Toulon, LLC	100.00%	Nevada
T Townhome Investments, LLC	100.00%	Nevada
TCI Blue Ridge, LLC	100.00%	Nevada
TCI Centura Holdings, LLC	100.00%	Nevada
TCI Clements, LLC	100.00%	Nevada
TCI Hines Acres, LLC	100.00%	Nevada
TCI Ladue, LLC	100.00%	Nevada
TCI Manhattan 2, LLC	100.00%	Nevada
TCI Marina Landing Lease, LLC	100.00%	Nevada
TCI Meridian Acres, LLC	100.00%	Nevada
TCI Payne North Land, LLC	100.00%	Nevada
Three Hickory Center, LLC	100.00%	Nevada
Travis Ranch, LLC	100.00%	Nevada

Partnership interests (including direct and indirect ownership through subsidiaries)

288 City Park Apartments, LTD	99.00%	Texas
30 Castleglen Estates Apartments, LP	24.00%	Texas
313 Keller Springs Apartments, LP	24.00%	Texas
35 Sierra Court, LTD	75.00%	Texas
35 Timberland Apts., LTD	99.00%	Texas
5330 Peterson Lane Apartments, LP	24.00%	Texas
Adams Properties Associates	0.01%	Georgia
Anderson Estates, LP	0.01%	Mississippi
Blue Lake Properties II, LTD	99.00%	Texas
Blue Lake Properties, LTD	99.00%	Texas
Breakwater Bay, LTD	99.00%	Texas
BW Apartments, LP	49.00%	Texas
Capitol Hill Limited Partnership	99.00%	Arkansas
Cascades Apartments, LTD	99.00%	Texas
Courtyards at Cockerell Housing, LP	0.01%	Texas

Name of Entity	Ownership	Jurisdiction
CTMGT Land Holdings, LP	19.90%	Texas
Dakota Arms, LTD	99.00%	Texas
David L. Jordan Apartments Phase II, LP	0.01%	Mississippi
DeSoto Apartments, LTD	99.00%	Texas
DeSoto Ridge Apartments, LTD	99.00%	Texas
Echo Valley Properties, LTD	99.00%	Texas
El Chaparral National Associates, LP	99.00%	Texas
El Paso Legends, LTD	99.00%	Texas
Falcon Lakes, LTD	99.00%	Texas
FB Peninsula Point, LTD	24.00%	Texas
FW Verandas at City View, LTD	99.00%	Texas
Garden Centura, LP	5.00%	Texas
Garden Whispering Pines, LP	99.00%	Delaware
Heather Creek Apartments Mesquite, LTD	99.00%	Texas
KLP Blue Ridge Apartments, LP	24.00%	Texas
KLP Clay Desta Apartments, LP	99.00%	Texas
KLP Dorado Ranch Apartments, LP	24.00%	Texas
KLP Sugar Mill Apartments, LP	24.00%	Texas
KLP Toulon Apartments, LP	99.00%	Mississippi
Laguna at Mira Lago, LTD	99.00%	Texas
Lake Forest AM, LTD	99.00%	Texas
Lakeview at Pecan Creek Apartments, LTD	99.00%	Texas
Loyal Windsong of Fort Worth, LTD	99.00%	Texas
Mansions of Mansfield Apartments, LTD	24.00%	Texas
Mason Kingsland Apartments, LP	99.00%	Texas
Mason Park, LTD	100.00%	Texas
Metra Cross Pool 2, LP	14.60%	Delaware
Metra Quail Oaks, LP	14.60%	Delaware
Metra Westwood, LP	14.60%	Delaware
Monticello Estates, LP	0.01%	Arkansas
Nakash Income Associates	60.00%	Georgia
Northside on Travis, LTD	24.00%	Texas
Pacific Galveston Properties, LP	49.00%	Texas
Parc at Clarksville, LP	1.00%	Tennesee
Parc at Denham Springs, LP	24.00%	Louisiana
Parc at Grand Prairie, LP	99.00%	Texas
Parc at Maumelle, LP	99.00%	Arkansas
Parc at Metro Center II, LP	24.00%	Tennesee
Parc at Metro Center, LP	99.00%	Tennesee
Parc at Rogers, LP	100.00%	Arkansas
Pecan Pointe, LTD	24.00%	Texas
Ridgepoint on the Creek, LTD	99.00%	Texas
Riverwalk Apartments, LP	0.01%	Mississippi
SA Spanish Trail, LTD	99.00%	Texas
Sonoma Court, LTD	24.00%	Texas
Spyglass of Mansfield, LTD	99.00%	Texas
TCI Woodmont Group III, LP	75.00%	Texas
TCI Woodmont Group V, LP	100.00%	Texas
The Lodge at Pecan Creek Apartments, LP	24.00%	Texas
Verona Villa Apartments, LTD	24.00%	Texas
Vistas of Pinnacle Park, LTD	99.00%	Texas

Name of Entity	Ownership	Jurisdiction
Vistas of Vance Jackson, LTD	99.00%	Texas
Wildflower Villas, LTD	99.00%	Texas
Woodmont TCI Group IX, LP	75.00%	Texas
Woodmont TCI Group VIII, LP	75.00%	Texas
Woodmont TCI Group X, LP	75.00%	Texas
Woodmont TCI Group XI, LP	75.00%	Texas
Woodmont TCI Group XII, LP	75.00%	Texas
Woodmont TCI Group XIII, LP	75.00%	Texas
Woodmont TCI Group XIV, LP	75.00%	Texas

*	A list of all subsidiaries of Income Opportunity Realty Investors (IOT) is filed as exhibit 21.1 to IOT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 which was filed with the Commission on March 30, 2012 and is incorporated by reference herein.
**	Transcontinental Realty Investors, Inc. owns 48.8%, American Realty Investors, Inc. owns 31.3% and Income Opportunity Realty Investors, Inc. owns 19.9%.